Exhibit 32.1

                            CERTIFICATION PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Robert H. Cole, Chief Executive Officer of StarInvest Group, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2006 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  Dated: May 18, 2006

                  /s/  Robert H. Cole
                  Robert H. Cole
                  Chief Executive Officer




                                       33